AFL - CIO HOUSING INVESTMENT TRUST
GENERATING COMPETITIVE RETURNS WHILE BUILDING COMMUNITIES

HIT AT A GLANCE

•	$6.0 billion investment grade fixed-income mutual fund

•	Specializes in the highest credit quality multifamily mortgage backed securities.

•	Over 30-year history of generating competitive returns for pension funds and labor organizations, such as health and welfare funds, while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.

•	100% union labor requirement for all on-site construction.

COMPETITIVE RETURNS WITH HIGHER INCOME AND LOWER CREDIT RISK

•	For the first half of 2017, the HIT’s gross return of 2.35%, exceeded the Barclays Aggregate’s 2.27% by 8 basis points. The HIT’s net return was 2.14%. For the 1-, 3-, 5-, and 10-year periods ending June 30, the HIT’s gross returns also beat the benchmark.

•	The HIT’s higher yields and lower credit risk profile should continue to be attractive to fixed-income investors.

•	The HIT committed to invest over $172 million in eight new construction projects with total development investment of $911 million for the first half of 2017 and has a growing pipeline that should help contribute to its income advantage.

OBJECTIVE & STRATEGY

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg Barclays US Aggregate Bond Index benchmark.

•	Investment in high credit quality multifamily mortgage securities can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.

RISK COMPARISON

As of June 30, 2017

	HIT	Barclays
Superior Credit Profile
U.S. Government/Agency/AAA/Cash	96.3%	71.6%
A & Below	0.1%	24.2%
Superior Yield
Current Yield: 32 basis point advantage	3.27%	2.95%
Yield to Worst: 25 basis point advantage	2.74%	2.49%
Similar Interest Rate Risk
Effective Duration	5.42	5.84
Convexity	0.08	0.10
Similar Call Risk
Call Protected	74%	72%
Not Call Protected	26%	28%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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BENEFITS OF THE HIT

•	Core fixed-income option with a strong performance record.

•	Higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark.

•	Ongoing yield advantage positively contributes to its relative performance.

•	High credit quality multifamily securities can make HIT a lower risk investment than many other fixed-income vehicles and an anchor for riskier investments in diversified portfolios.

•	Better source of diversification than many other fixed-income investments due to concentration in multifamily securities (over 60% of portfolio) and lack of corporate bonds.

•	Directly sources multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

ECONOMIC IMPACT OF INVESTMENTS*

•	$26.3 billion in total economic benefits

•	$10.3 billion in personal income including wages and benefits, with $5.2 billion for construction workers

•	78,000 on-site union construction jobs and over 166,000 total jobs generated

•	106,000 housing and healthcare units nationwide, with 66% affordable housing

•	$3.3 billion in tax revenues (over $1.1 billion state/local and $2.2 billion federal)

PROJECT PROFILE:
West Town Preservation Apartments, Chicago, IL

•	$121.2 million substantial rehabilitation of 68 individual properties totaling 318-units in Chicago’s near Northwest neighborhood in the West Town community area. All units participate in Section 8 rental assistance and long-term Housing Assistance Payment contracts.

•	HIT commitment to purchase $60.4 million of Illinois Housing Development Bonds backed by Ginnie Mae securities.

•	Expected to create approximately 540 union construction jobs.

PROJECT PROFILE:
33 Bond Street, Brooklyn, NY

•	$20 million HIT purchase of New York State Housing Finance Agency (NYSHFA) bonds to finance new construction of 491 units of a 714-unit $388 million mixed-income development in downtown Brooklyn.

•	The HIT had purchased $18.3 million of NYSHFA in 2016 bonds to finance 143 affordable units.

•	Entire project developed by TF Cornerstone.

•	Expected to create approximately 133 union construction jobs.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Periods over one year are annualized.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

*In 2016 dollars; estimates calculated by Pinnacle Economics and the HIT using an IMPLAN model. Includes HIT’s affiliate Building America CDE’s projects.

AFL-CIO Housing Investment Trust

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055
www.aflcio-hit.com

July 2017